ForeRetirement II Variable Annuity

Supplement Dated September 29, 2022

to your Prospectus Dated May 2, 2022

Effective immediately, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the following Fund as listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year
Seeks capital appreciation.	Lord Abbett Series Fund Growth Opportunities Portfolio - Class VC Adviser: Lord, Abbett & Co., LLC	1.16%	0.00%	1.16%	6.46%	19.29%	15.34%

This Supplement should be retained for future reference.

FRII-092922-FC